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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 17, 2003
                                (Date of Report)

                             SEI Investments Company
               (Exact name of registrant as specified in charter)

           Pennsylvania                               0-10200                          23-1707341
  (State or other jurisdiction                     (Commission                      (I.R.S. Employer
        of incorporation)                            File No.)                     Identification No.)

                            1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456
               (Address of principal executive offices) (Zip Code)

                                 (610) 676-1000
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name of former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 Press Release of SEI Investments Company, dated April 17, 2003


Item 9. Regulation FD Disclosure

     The information included in this section is intended to be included in "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On Thursday, April 17, 2003, SEI Investments Company issued a press release announcing its first quarter earnings for the fiscal quarter ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SEI Investments Company

Date:  April 21, 2003                         By:  /s/  Dennis J. McGongile
                                                   -----------------------------
                                                   Dennis J. McGongile
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    99.1          Press Release of SEI Investments Company, dated April 17, 2003